                                                                   Exhibit 10.44


                          HOUSTONSTREET EXCHANGE, INC.

                          FOURTH AMENDED AND RESTATED
                         STOCKHOLDERS' VOTING AGREEMENT

      This Fourth Amended and Restated Stockholders' Voting Agreement (the "Agreement") dated as of March 30, 2001 is entered into by and among HoustonStreet Exchange, Inc., a Delaware corporation (the "Company"), those holders of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Stock"), and Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Stock"), listed on SCHEDULE A hereto and the purchasers of units ("Units") consisting of (x) Senior Secured Notes, (y) Warrants (the "Series C Stock Warrants") to purchase shares of Series C Convertible Preferred Stock, par value $.01 per shares (the "Series C Stock"), and (z) Warrants to purchase shares of Common Stock listed on SCHEDULE A hereto (the "Unit Purchasers"). The holders of the Common Stock, the Series A Stock, the Series B Stock and, to the extent the Series C Warrants are exercised, the Series C Stock are sometimes referred to in this Agreement individually as a "Stockholder" and collectively as the "Stockholders."

                                    RECITALS:

      A. BayCorp Holdings, Ltd., a Delaware corporation ("BayCorp"), Equiva Trading Company, a Delaware general partnership ("Equiva"), Enron Net Works LLC, a Delaware limited liability company ("Enron"), and those other persons identified on SCHEDULE A comprise all the holders of shares of Common Stock, each holding the number of shares of Common Stock listed on SCHEDULE A;

      B. The holders of shares of Series A Stock (collectively, the "Series A Stockholders") acquired their shares of Series A Stock pursuant to a certain Series A Convertible Preferred Stock Purchase Agreement dated as of February 2, 2000 (the "Series A Preferred Stock Purchase Agreement"). The number of shares of Series A Stock held by each of the Series A Stockholders is listed on SCHEDULE A;

      C. The holders of shares of Series B Stock (collectively, the "Series B Stockholders") acquired their shares of Series B Stock pursuant to a certain Series B Convertible Preferred Stock Purchase Agreement dated as of March 31, 2000 (the "Series B Preferred Stock Purchase Agreement"). The number of shares of Series B Stock held by each of the Series B Stockholders is listed on SCHEDULE A;

      D. The Unit Purchasers acquired the Units pursuant to a certain Senior Secured Note and Warrant Purchase Agreement dated as of March 30, 2001 (the "Note and Warrant Purchase Agreement"). The number of Units held by each of the Unit Purchasers is listed on SCHEDULE A;

      D. Certain holders of shares of Common Stock and Series A Stock entered into that certain Stockholders' Voting Agreement dated as of February 2, 2000; and, together with other certain holders of shares of Common Stock and Series A Stock, that certain Amended and Restated Stockholders' Voting Agreement dated as of March 6, 2000; and, together with certain holders of the Series B Stock, that certain Second Amended and Restated Stockholders' Voting Agreement dated as of March 6, 2000; and, together with Enron, that certain Third Amended and Restated Stockholders' Voting Agreement dated December 4, 2000 (the "Existing Agreement");

      E. The holders of shares of Common Stock, Series A Stock and Series B Stock now desire to amend and restate the Existing Agreement to provide for representation of all of their interests on the Board of Directors of the Company (the "Board") in the manner set forth below and to add the Unit Purchasers as parties to this Agreement.

      NOW, THEREFORE, In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto, intending to be legally bound, agree as follows:

      1. Voting of Shares.

      1.1. In any and all elections of the Board (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Shares (as defined in Section 2 below) owned by him, her or it, or over which he, she or it has voting control, and otherwise use his, her or its respective best efforts, in order to cause:

      (a) the authorized number of directors on the Board to be established at between six and nine directors, such number as required to implement the provisions of clauses (b) and (c) below;

      (b) the election to the Board of:

            (i) one member designated by Omega Advisors, Inc. ("Omega") -- initially, this member shall be Lawrence M. Robbins;

            (ii) one member designated by Elliott Associates, L.P. ("Elliott") -- initially, this member shall be Michael R. Latina;

            (iii) one member designated by Equiva -- initially, this member shall be William J. Finnerty;

            (iv) one member who serves as the Company's Chief Executive Officer -- initially, this member shall be Frank W. Getman Jr.;

            (v) one member designated by Williams Energy Marketing & Trading Company ("Williams");

            (vi) one member designated by KRoad Ventures, L.P., a Delaware limited partnership ("KRoad");

            (vii) one member designated by the holders of the Series B Stock, voting as a class;

            (viii) subject to section 1.3 below, one member designated in writing by Enron on or after the date hereof; and

            (ix) subject to clause (c) below, up to one additional director nominated by a majority of the eight directors identified in clauses
            (i) through (viii) above, such additional director shall be unaffiliated with Omega, Elliott, Equiva, Enron, Williams, BayCorp, kRoad and the Company (except for his or her service as a director of the Company) and may or may not have an equity interest in the Company;

      (c) the election to the Board of one additional member designated by Equiva, provided that this clause (c) shall apply only if, on the record date for voting by stockholders of the Company to elect directors of the
      Company:

            (i) an additional director has been nominated for election to the Board pursuant to Section 1.1(b)(vi), (vii) or (ix) above; and Equiva holds 20% or more of the voting power of the Company (giving effect to the conversion into Common Stock of all securities convertible thereinto); and

            (ii) Equiva has not already elected to the Board one additional member pursuant to this Section 1.1(c); and

      (d) in the event that any director designated hereunder for any reason ceases to serve as a director of the Board during his or her term of office, the resulting vacancy on the Board shall be filled by a director designated as provided in clause (b) above by the person or entity entitled to designate such director under clause (b) above or, in the case of the additional member designated by Equiva pursuant to clause (c) above, by Equiva.

In the event that an entity named in paragraph (a) through (c) above elects not to designate a director, such entity shall be entitled to receive prior notice of the meetings of the Board in the same manner and at the same time as directors and to send an observer to the meetings of the Board.

      1.2. Each Stockholder shall vote to remove from the Board (with or without cause) any director at the written request of the person or entity entitled to designate such director under Section 1.1(b) above or in the case of the additional member designated by Equiva pursuant to Section 1.1(c) above, by Equiva, but only upon such written request and under no other circumstances. However, nothing contained herein shall limit the Board's ability to remove a director for bad faith or willful misconduct.

            1.3. Enron shall not retain a right to elect a member to the Board under Section 1.1(b)(viii) hereof (or send an observer and receive notice in lieu thereof in accordance with the last sentence of Section 1.1), and any such member elected by Enron pursuant to such section shall resign, at such time as (a) Enron shall have provided any information regarding products subject to the Posting Agreement, including prices, quantities, delivery dates or other specifications, to any electronic trading platform or electronic interface, including Web-based and non-Web based electronic systems, other than EnronOnline or the Company's platform or (b) the Posting Agreement, dated as of even date herewith, by and between Enron and the Company (the "Posting Agreement") shall have been terminated

                  (i) by Enron prior to the Interface Completion Date (as defined in the Posting Agreement) pursuant to Section 12(a)(i) through (xi) (except (iii)) of the Posting Agreement;

                  (ii) by the Company at any time pursuant to Section 12(b) of the Posting Agreement; or

                  (iii) at any time pursuant to Section 12(a)(iii) of the Posting Agreement.

      2. Shares. "Shares" shall mean and include any and all shares of Common Stock, Series A Stock, Series B Stock and Series C Stock and any other shares of capital stock of the Company, by whatever name called, which carry the right to vote in the election of directors (including voting rights which arise by reason of default) and shall include any such shares now owned or subsequently acquired by a Stockholder, however acquired, including without limitation stock splits and stock dividends.

      3. Termination. This Agreement shall terminate in its entirety on the earliest of (i) the tenth anniversary of the date of this Agreement, (ii) the closing of the Company's initial firm commitment underwritten public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), resulting in at least $25 million of gross proceeds to the Company at a minimum price to the public of $9.50 per share (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and other similar events) or (iii) the sale of all or substantially all of the assets or business of the Company, by merger, sale of assets or otherwise.

      4. No Revocation. The voting agreements contained herein are coupled with an interest and may not be revoked, except by an amendment, modification or termination effected in accordance with Section 7.6 hereof. Nothing in this
Section 4 shall be construed as limiting the provisions of Sections 3 or 7.6 hereof.

      5. Restrictive Legend. All certificates representing Shares owned or hereafter acquired by the Stockholders or any transferee of the Stockholders bound by this Agreement shall have affixed thereto a legend in substantially the following form:

            "The shares of stock represented by this certificate are subject to certain voting agreements as set forth in a Stockholders' Voting Agreement, as amended from time to time, by and among the registered owner of this certificate, the Company and certain other stockholders of the Company, a copy of which is available for inspection at the offices of the Secretary of the Company."

      The Company shall remove the foregoing legend from the certificates, at the request of the holders thereof, upon the termination of this Agreement pursuant to Section 3.

      6. Transfer of Rights. No Stockholder shall transfer any Shares unless the transferee agrees in writing to be bound by this Agreement. Any transferee to whom Shares are transferred by a Stockholder, whether voluntarily or by operation of law, shall have all of the rights and obligations of the transferor under this Agreement, to the same extent as if such transferee were a Stockholder hereunder. In the event the Shares of a Stockholder are held by more than one transferee, the transferees' rights shall be exercised, as a group, by the actions of the holders of a majority of the voting power of the Shares held by those transferees.

      7. General.

            7.1. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

            7.2. Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Stockholder shall be entitled to specific performance of the agreements and obligations of the Stockholders hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

            7.3. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

            7.4. Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient at his or its address as it appears on SCHEDULE A hereto.

      Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

      7.5. Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter hereof.

      7.6. Amendments. No amendment, modification or termination of, or waiver under, any provision of this Agreement shall be valid unless in writing and signed by Stockholders holding 85% of the voting power of the Shares then held by all of the Stockholders (giving effect to the conversion into Common Stock of all securities convertible thereinto), provided that this Agreement may be amended with the consent of less than all of the Stockholders only in a manner which affects all Stockholders in the same fashion, and any such amendment, modification, termination or waiver shall be binding on all parties hereto; provided that the consent of a party shall not be required for any waiver under any provision of this Agreement if such party is not adversely affected thereby; and provided further that in addition to the foregoing requirements, no amendment, modification or termination of, or waiver under, this Agreement shall be valid unless in writing and signed by:

      (a) Omega, if such amendment, modification, termination or waiver amends, modifies, terminates or waives Section 1.1(a) or 1.1(b)(i);

      (b) Elliott, if such amendment, modification, termination or waiver amends, modifies, terminates or waives Section 1.1(a) or 1.1(b)(ii);

      (c) Equiva, if such amendment, modification, termination or waiver amends, modifies, terminates or waives Section 1.1(a) or 1.1(b)(iii) or 1.1(c);

      (d) Williams, if such amendment, modification, termination or waiver amends, modifies, terminates or waives Section 1.1(a) or 1.1(b)(v);

      (e) KRoad, if such amendment, modification, termination or waiver amends, modifies, terminates or waives Section 1.1(a) or 1.1(b)(vi);

      (f) Enron, if such amendment, modification, termination or waiver amends, modifies, terminates or waives Section 1.1(a), Section 1.1(b)(viii) or the last sentence of Section 1.1;

      (g) The Company, if such amendment, modification, termination or waiver amends, modifies, terminates or waives Sections 1.1(a) or 1.1(b)(iv);

      (h) The holders of Series B stock, if such amendment, modification, termination or waiver amends, modifies, terminates or waives Section 1.1(a) or 1.1(b)(vii).

      7.7. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

      7.8. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

      7.9. Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

      7.10. Indemnification of Directors. Except to the extent required by law, until the termination of this Agreement, the Company will not amend Article Eight of its Amended and Restated Certificate of Incorporation to diminish the rights to indemnification of officers and directors therein provided.

      7.11 Subsequent Unit Purchasers. Any future purchaser of Units in accordance with the terms of the Note and Warrant Purchase Agreement may become a party to this Agreement after the date hereof without the consent of the other parties hereto by executing a counterpart signature page to this Agreement. Each such party shall be deemed a Unit Purchaser hereunder. SCHEDULE A hereto shall be amended from time to time to reflect the addition of any Unit Purchasers pursuant to this Section 7.11


               [The remainder of this page is intentionally blank]

      By its authorized signature below, HoustonStreet Exchange, Inc. hereby agrees to be bound by the provisions of Section 5 of this Fourth Amended and Restated Stockholders' Voting Agreement dated as of March 30, 2001.



                                      HOUSTONSTREET EXCHANGE, INC.

                                      By: /s/ Frank W. Getman Jr.
                                          -------------------------------------
                                          Frank W. Getman Jr.
                                          President and Chief Executive Officer

      IN WITNESS WHEREOF, this Fourth Amended and Restated Stockholders' Voting Agreement has been executed by the parties hereto as of the day and year first above written.

                                         BAYCORP HOLDINGS, LTD.

                                         By: /s/ Frank W. Getman Jr.
                                             -----------------------------------
                                             Frank W. Getman Jr.
                                             President and Chief Executive
                                               Officer

                                         EQUIVA TRADING COMPANY

                                         By: /s/ W.J. Finnerty
                                             -----------------------------------
                                             Name: W.J. Finnerty
                                             Title: Sr. VP-ETCO

                                         THOMAS H. LEE INVESTORS
                                         LIMITED PARTNERSHIP

                                         By: /s/ Wendy Masler
                                             -----------------------------------
                                             Name: Wendy Masler
                                             Title: SVP + Treasurer

                                         TSG EQUITY FUND, L.P.

                                         By: /s/ T. Nathanael Shepherd
                                             -----------------------------------
                                             Name: T. Nathanael Shepherd
                                             Title: President

                                         TSG EQUITY PARTNERS LLC

                                         By: /s/ T. Nathanael Shepherd
                                             -----------------------------------
                                             Name: T. Nathanael Shepherd
                                             Title: President

                                         THOMAS R. SHEPHERD
                                         /s/ Thomas R. Shepherd
                                         ---------------------------------------

                                         T. NATHANAEL SHEPHERD
                                         /s/ T. Nathanael Shepherd
                                         ---------------------------------------

                                         FRANK W. GETMAN JR.
                                         /s/ Frank W. Getman Jr.
                                         ----------------------------------


                                         ENRON NET WORKS LLC

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                         MICHAEL DESROCHERS
                                         /s/ Michael Desrochers
                                         ---------------------------------------

                                         BARRETT MCDEVITT
                                         /s/ Barrett McDevitt
                                         ---------------------------------------

                                         PETER GETMAN
                                         /s/ Peter Getman
                                         ---------------------------------------

                                         JAMES S. GORDON
                                         /s/ James S. Gordon
                                         ---------------------------------------

                                         MITCHELL JACOBS
                                         /s/ Mitchell Jacobs
                                         ---------------------------------------

                                         WILLIAMS ENERGY MARKETING &
                                         TRADING COMPANY

                                         By: /s/ William C. Lawson
                                             -----------------------------------
                                             Name: William C. Lawson
                                             Title: Director

                                         SAPIENT CORPORATION

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                         BOWSTREET.COM, INC.

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                         OMEGA ADVISORS, INC. for and on behalf
                                         of Omega Capital Partners, L.P., Omega
                                         International Partners, L.P., Omega
                                         Overseas Partners, Ltd., and various
                                         institutional accounts under the
                                         investment management of Omega
                                         Advisors, Inc.

                                         By: /s/ David Bloom
                                             -----------------------------------
                                             Name: David Bloom
                                             Title: Chief Operating Officer

                                         ELLIOTT ASSOCIATES, L.P.

                                         By: /s/ Paul Singer
                                             -----------------------------------
                                             Name: Paul Singer
                                             Title:

                                         KROAD VENTURES, L.P.
                                              By:  KRoad Partners, LLC
                                                   Its General Partner

                                         By: /s/ David L. Tohir
                                             -----------------------------------
                                             Name: David L. Tohir
                                             Title: Senior Vice President

                                         VIVENDI, S.A.

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                         CONOCO, INC.

                                         By: /s/ E.L. Oshlo
                                             -----------------------------------
                                             Name: E.L. Oshlo
                                             Title: Vice President

                                                                      SCHEDULE A

HOLDERS OF COMMON STOCK                                                 SHARES

BayCorp Holdings, Ltd.                                                10,000,000
       Attn. Frank W. Getman Jr.
       222 International Drive, Suite 125
       Portsmouth, New Hampshire 03801-6809

Equiva Trading Company                                                 4,814,815
       Attention:  William J. Finnerty
       One Allen Center
       500 Dallas Street
       Houston, Texas 77002

Thomas H. Lee Investors Limited Partnership                              200,000
       Attention: Soren Oberg
       75 State Street
       Boston, Massachusetts 02109

TSG Equity Fund, L.P.                                                     55,217
       Attention: Thomas R. Shepherd
       636 Great Road
       Stow, MA 01775

TSG Equity Partners LLC                                                      667
       Attention: Thomas R. Shepherd
       636 Great Road
       Stow, MA 01775

Thomas R. Shepherd                                                         7,939
       c/o TSG Equity Partners LLC
       636 Great Road
       Stow, MA 01775

T. Nathanael Shepherd                                                      2,844
       c/o TSG Equity Partners LLC
       636 Great Road
       Stow, MA 01775

Frank W. Getman Jr.                                                       60,000
       222 International Drive, Suite 125
       Portsmouth, New Hampshire 03801-6809

Enron Net Works LLC                                                    1,781,043
       Attention: Compliance Department; Donna Lowry
       1400 Smith Street
       Houston, Texas 77002
                                                                      ----------
                      TOTAL                                           16,922,525

HOLDERS OF CONTINGENT RIGHTS TO RECEIVE COMMON STOCK SHARES             SHARES

Enron Net Works LLC                                                      763,305
       Attention: Compliance Department; Donna Lowry
       1400 Smith Street
       Houston, Texas 77002

HOLDERS OF WARRANTS TO PURCHASE COMMON STOCK                            SHARES
Enron Net Works LLC                                                    2,544,347
       Attention: Compliance Department; Donna Lowry
       1400 Smith Street
       Houston, Texas 77002

HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK                         SHARES
Michael Desrochers                                                        22,222
Barrett McDevitt                                                          22,223
Peter Getman                                                              22,222
       c/o MicroArts Corporation
       655 Portsmouth Avenue
       Greenland, Portsmouth 03840

James S. Gordon                                                           26,667
       86 Mt. Vernon Street
       Boston, Massachusetts 02108

Williams Energy Marketing & Trading Company                              800,000
       Attention: Bill Hobbs
       One Williams Center
       P.O. Box 2848
       Tulsa, Oklahoma 74172

Sapient Corporation                                                      266,667
       Attention: Wendy Kelly
       One Memorial Drive
       Cambridge, Massachusetts 02142

Bowstreet.com, Inc.                                                       66,667
       Attention: Jack Serfass
       1 Harbour Place
       Portsmouth, New Hampshire 03801

Equiva Trading Company                                                 1,066,667
       Attention:  William J. Finnerty
       One Allen Center
       500 Dallas Street
       Houston, Texas 77002

Omega Advisors, Inc.                                                     666,667
       Attention:  Lawrence M. Robbins
       Wall Street Plaza
       88 Pine Street, 31st Floor
       New York, New York 10005

Elliott Associates, L.P.                                                 666,667
       Attention: Michael R. Latina
       712 Fifth Avenue, 36th Floor
       New York, New York 10019

Equiva Trading Company                                                   133,334
       Attention:  Arthur Nicoletti
       One Allen Center - 500 Dallas
       Houston, Texas 77002
                                                                       ---------
                      TOTAL                                            3,760,003

HOLDERS OF SERIES B CONVERTIBLE PREFERRED STOCK                         SHARES

KRoad Ventures, L.P.
       330 Madison Ave.                                                  416,667
       25th Floor
       New York, NY 10017

Vivendi, S.A.                                                            166,667
       c/o KRoad Ventures, L.P.
       330 Madison Ave.
       25th Floor
       New York, NY 10017

Conoco, Inc                                                              500,000
       600 N. Dairy Ashford
       MA 3128
       Houston, TX 77079-1175
                                                                       ---------
                      TOTAL                                            1,083,334

PURCHASERS OF UNITS

     Name and Address                       Units/Principal   No. of Series C   No. of Common Stock
                                            Amount of Notes    Stock Warrants        Warrants
                                            ---------------    --------------        --------
BayCorp Holdings, Ltd.                       $8,419,842.00      56,132,280           2,806,614
     Attn:  Frank W. Getman, Jr
     222 International Drive, Suite 125
     Portsmouth, NH 03801-6809

TSG Equity Fund, L.P.                        $   17,763.11         118,421               5,920
     Attn:  Thomas R. Shepherd
     636 Great Road
     Stow, MA 01775

TSG Equity Partners LLC                      $      179.43           1,196                  60
     Attn:  Thomas R. Shepherd
     636 Great Road
     Stow, MA 01775

Thomas R. Shepherd                           $    1,503.60          10,024                 501
     c/o TSG Equity Partners LLC
     636 Great Road
     Stow, MA 01775

T. Nathanael Shepherd                        $      553.86           3,692                 185
     c/o TSG Equity Partners LLC
     636 Great Road
     Stow, MA 01775

James S. Gordon                              $  187,500.00       1,250,000              62,500
     86 Mt. Vernon Street
     Boston, MA 02108

Mitchell Jacobs                              $  125,000.00         833,334              41,667
     1 Energy Road
     North Dartmouth, MA 02747

KRoad Ventures                               $  160,000.00       1,066,667              53,334
     330 Madison Avenue
     25th Floor
     New York, NY 10017

Equiva Trading Company                       $1,394,354.00       9,295,693             464,785
     Attention:  William J. Finnerty
     One Allen Center
     500 Dallas Street
     Houston, TX 77002

Omega Advisors, Inc.
     Attention: Ed Levy                      $  180,000.00       1,200,000              60,000
     Wall Street Plaza
     88 Pine Street, 31st Floor
     New York, NY 10005

Michael A. Desrochers                        $   83,333.00         555,553              27,778
     c/o MicroArts Corporation
     655 Portsmouth Avenue
     Portsmouth, NH 03840

Barrett McDevitt                             $   83,334.00         555,560              27,778
     c/o MicroArts Corporation
     655 Portsmouth Avenue
     Portsmouth, NH 03840

Peter L. Getman                              $   83,333.00         555,553              27,778
     c/o MicroArts Corporation
     655 Portsmouth Avenue
     Portsmouth, NH 03840

Conoco, Inc.                                 $  437,819.00       2,918,793             145,940
     600 N. Dairy Ashford
     MA 3128
     Houston, TX 77079-1175

Thomas H. Lee Investors Limited              $   75,000.00         500,000              25,000
Partnership
     75 State Street
     Boston, MA  02109

Vivendi, S.A.
     330 Madison Avenue
     25th Floor
     New York, NY  10017